GreenPoint Mortgage Funding, Inc.
       Certification Regarding Compliance with Applicable Servicing Criteria

1. GreenPoint Mortgage Funding, Inc, ("GreenPoint") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which GreenPoint acted as servicer involving residential mortgage loans (the "Platform");

2. GreenPoint has engaged certain vendors, which are not deemed to be servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and GreenPoint elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, GreenPoint used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to GreenPoint based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. GreenPoint has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. GreenPoint has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

7. GreenPoint has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

8. Ernst & Young, a registered public accounting firm, has issued an attestation report on GreenPoint's assessment of compliance with the applicable servicing criteria for the Reporting Period.

February 29, 2008

                                        GreenPoint Mortgage Funding, Inc.


                                        By: /s/ Michael Gathright
                                            -------------------------------
                                           Name: Michael Gathright
                                           Title: Senior Vice President,
                                           Loan Administration







                                              APPENDIX A


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                  Applicable Servicing       Inapplicable
                                                                                         Criteria               Servicing
                                                                                                                Criteria
--------------------------------------------------------------------------------------------------------------------------------
 Reference                                  Criteria
                                                                                              Performed
                                                                                                  by
                                                                                              Vendor(s)
                                                                                              for which
                                                                               Performed     GreenPoint is
                                                                               Dirctly           the
                                                                                  by         Responsible
                                                                              GreenPoint        Party
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in            x
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to          x
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                       X
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained.
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage         x
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited into the
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following        X              X(1)
                  receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor      x
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash
                  flows or distributions, and any interest or other fees charged    x
                  for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with      x
                  respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured
                  depository institution" with respect to a foreign financial       x
                  institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act.
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized     X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                  Applicable Servicing       Inapplicable
                                                                                         Criteria               Servicing
                                                                                                                Criteria
--------------------------------------------------------------------------------------------------------------------------------
 Reference                                  Criteria
                                                                                              Performed
                                                                                                  by
                                                                                              Vendor(s)
                                                                                              for which
                                                                               Performed     GreenPoint is
                                                                               Dirctly           the
                                                                                  by         Responsible
                                                                              GreenPoint        Party
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date,
                  or such other number of days specified in the transaction         X
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms specified     X
                  in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)     Servicer.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in            X
                  accordance with timeframes, distribution priority and other terms
1122(d)(3)(ii)    set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such         X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or         X
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as         X
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Mortgage loan and related documents are safeguarded as            X
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool        X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more
                  than two business days after receipt, or such other number of     X              X(1)
                  days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related mortgage loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the mortgage loans agree
                  with the Servicer's records with respect to an obligor's          X
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------

----------
(1) The servicer has elected to take responsibility for assesing compliance with such servicing criteria as permitted by the Interpretation 17 06 of the SEC Division of Finance telephone interpretation with respect to the initial processing of cash receipts at the lockbox.

(2) The servicer will obtain an assertion of management and an accompanying 1122 attestation report from the vendor performing such activities.

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                  Applicable Servicing       Inapplicable
                                                                                         Criteria               Servicing
                                                                                                                Criteria
--------------------------------------------------------------------------------------------------------------------------------
 Reference                                  Criteria
                                                                                              Performed
                                                                                                  by
                                                                                              Vendor(s)
                                                                                              for which
                                                                               Performed     GreenPoint is
                                                                               Dirctly           the
                                                                                  by         Responsible
                                                                              GreenPoint        Party
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's
                  mortgage loans (e.g., loan modifications or re-agings) are        X
                  made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures
                  and repossessions, as applicable) are initiated, conducted and    X
                  concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                  transaction agreements, and describe the entity's activities      X
                  in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for mortgage
                  loans with variable rates are computed based on the related       X
1122(d)(4)(ix)    mortgage loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or    X
                  credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided                         X(2)
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the                             X(2)
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained      X
                  by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction        X
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is                                             X
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

(1) The servicer has elected to take responsibility for assesing compliance with such servicing criteria as permitted by the Interpretation 17.06 of the SEC Division of Finance telephone interpretation with respect to the initial processing of cash receipts at the lockbox.

(2) The servicer will obtain an assertion of management and an accompanying 1122 attestation report from the vendor performing such activities.